GRAPHIC OMITTED


                                      SIFE
                                  TWO THOUSAND

                                  SEMI-ANNUAL

                                      2000

                                     REPORT

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Letter to Investors

                                                                  August 1, 2000


                                                   photo of John P. King omitted

                                                             John P. King
                                                             President &
                                                       Chief Executive Officer
                                                               of SIFE*

Dear Fellow SIFE Trust Fund Investors:


While the stock market during the past two years has challenged our collective patience, I sincerely believe that you're about to see your faith restored in the financial services sector. Here's why:

Earnings per share (EPS) growth, is re-emerging as a dominant market theme. The media-hyped "new economy" story is waning. The fact is many "new economy" companies have yet to show any positive earnings at all, let alone EPS growth.

In April's investor newsletter, I echoed many professionals who were predicting an imminent high tech shakeout. In May, the shakeout began; volatility in the "new economy stocks stormed to unprecedented levels, and investors began seeking the calmer harbors of so-called "old economy" stocks.

At the same time, investment professionals in the trade and consumer media began using words like "undervalued" and "attractive" in describing the financial services sector. "Earnings" and "sustainable growth" also re-entered their vocabularies. Investment focus began shifting from "new" to "old" economy companies. Standing tall among these old economy companies are the financial service firms, many of which are currently trading at modest P/E's of 10-14 times earnings.

As a result, we have begun to see net flows for financial services funds improve as investors have sought the safety of well-established companies. Also it appears that we are at or near a peak of higher interest rates, which in the past has often signaled a subsequent financial sector rally.

Meanwhile at SIFE, we haven't sat idly by but have been pro-active. New operational efficiencies allow us to meet the most demanding expectations of our investors and ourselves (as you know, SIFE's management are investors in the Fund). New interactive additions to SIFE's web site are underway and new portfolio analyses and modeling software is providing improved performance capabilities under various economic scenarios. We are also hard at work implementing some exciting future plans.

Lastly and more important, we are confident that the financial services and other companies that we hold are among the strongest, most competitive, and most forward-looking in their groups.

With your continued support, we will maintain our focus of investing for the long-term in well-managed, solid companies, remembering that we are all invested in SIFE together.


Sincerely,

/s/ John P. King

John P. King
President & Chief Executive Officer of SIFE*

*SIFE is the management company for SIFE Trust Fund.



1      See Notes To Financial Statements

                                         SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Chief Investment Officer's Discussion of Fund Performance

                                                                  August 1, 2000

                                                     photo of Mike Stead Omitted

                                                              Mike Stead
                                                           Portfolio Manager
                                                          and Chief Investment
                                                            Officer of SIFE*

Over the past several months the portfolio team has been steadily increasing the Fund's allocation in brokerage firms, processing banks, and other financial institutions that derive proportionately higher earnings from fee income, We have also continued to focus on those companies that provide customers with diversified, broad-based financial services including insurance, asset management, brokerage, cash management, foreign exchange, and credit products. Our primary strategic reasons for owning these financial institutions are:

o    They  are  expected  to  signficantly   outperform  the  overall  financial
     services sector because they are relatively immune to potential credit problems.

o They are expected to grow earnings per share (EPS) as a result of the efficiencies of achieving a greater per-customer market share, as they are able to cross-sell multiple financial service products through a multi-channel approach.


o They are expected to acquire financial institutions with desirable branch networks thereby increasing their customer base in profitable, fast-growing geographic areas that will accelerate cross-selling opportunities.

Looking back at the first half of 2000, stocks of bank and thrifts suffered from the effects of six successive interest rate hikes by the Federal Reserve. While returns for the period ending June 30, 2000, were slightly negative, they weren't as negative as the quarter's closing share prices would suggest. Last-minute re-allocations in the major stock indices caused a substantial sell-off in financial stocks at the quarter's end that were quickly reversed the following business day, which allowed SIFE Trust Fund to begin the first day of the third quarter with a positive year-to-date performance.

Although the volatility, caused in part by the current economic environment, is still hampering the Fund's current performance, we appear to be near the end of the higher interest rate cycle. We believe the Fed can achieve a 3% economic growth rate without having to raise interest rates any further (or with only one more increase). If so, we believe the one-year to two-year outlook for financial services companies is quite positive. We expect investors to again focus on revenue and earnings per share growth as the main drivers of value, rather than focusing on higher interest rates.

Ironically some investors still believe that interest rate levels are the over-riding factor in deciding whether to buy bank stocks. However, fee income, as a percentage of average bank revenues, has consistently grown faster than interest spread income since 1978 and grew to 43.3% of revenues in 1999. Looking forward, fee income growth is expected to be a main driver of banks' revenue growth, with trust services being one of the strongest business lines. Large-cap banks are experiencing the greatest growth in fee income (45.3% of operating revenue, versus 33% for mid-cap banks).

We believe that the better banks will be able to continue to generate double-digit EPS growth, despite a more competitive environment. Normally a 10% EPS growth requires at least 7% revenue growth over time. However, while most banks grew revenues at a rate under 7% from 1990 to 1998, they were able to sustain 10% + EPS growth through declining credit costs, easier productivity gains, greater leverage through share buybacks, and a tamer competitive environment. We select companies that focus on those business models and product lines with the best productivity and cost efficiencies and therefore we believe are the most likely to achieve double-digit EPS growth.

In summary, in view of the current economic environment, revenues, and EPS growth rates, I believe the companies we have chosen in the financial services industry represent a favorable investment return potential. We remain committed to our proven investment principles of investing for the long-term in well-managed, solid financial services institutions.

The information above may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and readers are urged to refer to the Cautionary Statement contained in the company's filing with the Securities and Exchange Commission.

                                       See Notes To Financial Statements       2

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

--------------------------------------------------------------------------------
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

Assets:
        Investments in securities, at market (cost $498,764,644)    $676,200,327
        Repurchase agreements ...................................     10,303,000
        Cash ....................................................      2,643,272
        Receivables for:
          Dividends .............................................      1,482,083
          Investment securities sold ............................        705,051
          Fund shares sold ......................................         77,639
          Interest ..............................................          1,574
                                                                    ------------
               Total assets .....................................    691,412,946
                                                                    ------------

Liabilities:

        Payables for:
          Investment securities purchased .......................      8,998,462
          SIFE (the "Management Company") .......................        793,522
          Fund shares repurchased ...............................        517,809
                                                                    ------------
               Total liabilities ................................     10,309,793
                                                                    ------------
          Net assets ............................................   $681,103,153
                                                                    ============

Class A-I:
        Net asset value per share
          ($546,266,794l/13,678,484 shares outstanding) .........   $       4.81
                                                                    ============
        Maximum offering price per share (100/95 of $4.81) ......   $       5.06
                                                                    ============

Class A-II:
        Net asset value per share
         ($109,770,778/22,790,076 shares outstanding) ...........   $       4.82
                                                                    ============
        Maximum offering price per share (100/95 of $4.82) ......   $       5.07
                                                                    ============

Class B:
        Net asset value and offering price per share
         ($23,206,657/4,834,139 shares outstanding) .............   $       4.80
                                                                    ============

Class C:
        Net asset value per share
         ($l,858,924/387,896 shares outstanding) ................   $       4.79
                                                                    ============
        Maximum offering price per share (100/99 of $4.79) ......   $       4.84
                                                                    ============


3              See Notes To Financial Statements

                                         SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio

--------------------------------------------------------------------------------
  June 30, 2000 (unaudited)                       Number of Shares  Market Value
--------------------------------------------------------------------------------

Common Stocks: 99.3%

   Financial Institutions: 82.7%

        AmSouth Bancorporation ...................        488,950    $ 7,700,963

        Bank of New York Company, Inc. ...........        447,400     20,804,100

        BancWest Corporation .....................        151,000      2,482,063

        BB&T Corporation .........................        350,096      8,358,542

        Charter One Financial, Inc. ..............        766,070     17,619,610

        Chase Manhattan Corp. ....................        825,000     38,001,563

        Chittenden Corporation ...................        107,700      2,631,919

        Citigroup Inc. ...........................        430,000     25,907,500

        City National Corporation ................        360,000     12,510,000

        Comerica Incorporated ....................        616,550     27,667,681

        Community First Bankshares, Inc. .........        338,024      5,514,016

        Compass Bancshares, Inc. .................        452,400      7,719,075

        Cullen/Frost Bankers, Inc. ...............        383,300     10,085,581

        Federal Home Loan Mortgage Co. ...........        133,300      5,398,650

        Federal National Mortgage Asscociation ...        300,000     15,656,250

        Fifth Third Bancorp ......................        165,500     10,467,875

        First Tennessee National Corporation .....        684,604     11,338,754

        Firstar Corporation ......................      1,061,100     22,349,419

        FleetBoston Financial Corp. ..............      1,273,760     43,307,840

        Imperial Bancorp* ........................        239,000      3,719,437

        Independent Bank Corp. ...................        541,000      6,120,062

        M & T Bank Corp. .........................         39,100     17,595,000

        MBNA Corporation .........................         97,500      2,644,687

        Mellon Financial Corporation .............      1,113,800     40,584,088

        National City Corporation ................        700,000     11,943,750

        National Commerce Bancorporation .........        126,000      2,023,875

        Northern Trust Corp. .....................        136,800      8,900,550

        North Fork Bancorp Inc. ..................        779,232     11,785,884

        Old Kent Financial Corporation ...........        105,000      2,808,750

        Pacific Century Financial Corp. ..........         40,000        585,000

        PNC Bank Corporation .....................        330,000     15,468,750

                                          See Notes To Financial Statements    4

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio

--------------------------------------------------------------------------------
  June 30, 2000 (unaudited)                       Number of Shares  Market Value
--------------------------------------------------------------------------------

Common Stocks, continued

    Financial Institutions, continued

         Regions Financial Corp. ...................      97,200    $  1,931,850

         SouthTrust Corporation ....................     135,000       3,054,375

         Sovereign Bancorp, Inc. ...................     596,000       4,190,625

         State Street Corporation ..................     103,400      10,966,863

         Sterling Bancshares, Inc. .................     400,000       4,325,000

         Summit Bancorp ............................     579,530      14,270,926

         Summit Bancshares, Inc. ...................     290,000       5,002,500

         SunTrust Banks, Inc. ......................     410,700      18,763,856

         TCF Financial Corporation .................     181,200       4,654,575

         U.S. Bancorp ..............................     550,000      10,587,500

         Wachovia Corporation ......................     374,100      20,294,925

         Washington Mutual, Inc. ...................      40,000       1,155,000

         Wells Fargo & Company .....................     830,000      32,162,500

         Westamerica Bancorporation ................     350,000       9,143,750

         Zions Bancorporation ......................      70,300       3,226,111
                                                                     -----------
                                                                     563,431,590
    Brokerages: 8.4%

         A.G. Edwards, Inc. ........................      99,600       3,884,400

         Alliance Capital Management L.P. ..........     162,400       7,703,850

         Donaldson, Lufkin & Jenrette, Inc. ........      66,400       2,817,850

         Legg Mason, Inc. ..........................      99,000       4,950,000

         Lehman Brothers Holdings, Inc. ............      40,000       3,782,500

         Merrill Lynch & Co., Inc. .................      68,600       7,889,000

         Morgan Stanley Dean Witter & Co. ..........      62,100       5,169,825

         National Discount Brokers Group, Inc. .....      77,600       2,473,500

         Paine Webber Group, Inc. ..................      82,000       3,731,000

         Southwest Securities Group, Inc. ..........      59,400       2,212,650

         The Bear Stearns Companies Inc. ...........     100,100       4,166,662

         The Charles Schwab Corporation ............     132,000       4,438,500

         The Goldman Sachs Group, Inc. .............      42,800       4,060,650
                                                                     -----------
                                                                      57,280,387
    Insurance: 1.9%

         American International Group, Inc. ........     100,000      11,750,000

         Transatlantic Holdings, Inc. ..............      17,000       1,423,750
                                                                     -----------
                                                                      13,173,750
5    See Notes To Financial Statements

                                         SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio

--------------------------------------------------------------------------------
  June 30, 2000 (unaudited)                       Number of Shares  Market Value
--------------------------------------------------------------------------------

Common Stocks, continued

   Miscellaneous: 6.2%

        Applied Power Inc. .........................    103,300   $   3,460,550

        AT & T Corporation .........................     20,000         632,500

        AutoZone Inc.* .............................    116,000       2,552,000

        Clayton Homes, Inc. ........................    342,000       2,736,000

        Donaldson Company, Inc. ....................     26,300         519,425

        Helen of Troy Limited* .....................     85,000         475,469

        Honeywell International, Inc. ..............     76,700       2,583,831

        Illinois Tool Works Inc. ...................     50,900       2,901,300

        Ingersoll-Rand Company .....................    125,000       5,031,250

        Jacobs Engineering Group Inc.* .............     49,600       1,621,300

        Johnson Controls, Inc. .....................     23,500       1,205,844

        Leggett & Platt Inc. .......................    147,600       2,435,400

        Pentair, Inc. ..............................    127,100       4,512,050

        Reynolds and Reynolds Company ..............     91,000       1,660,750

        Ryan's Family Steak Houses, Inc.* ..........    139,500       1,177,031

        Teleflex Incorporated ......................    116,000       4,147,000

        United Technologies Corp. ..................     79,200       4,662,900
                                                                  -------------
                                                                     42,314,600
                                                                  -------------
   Total Common Stocks (cost $498,764,644) .........                676,200,327
                                                                  -------------
   Repurchase agreements: 1.5%

        State Street Bank and Trust Company,
          5.5%, due 07/03/2000
            Collateral: U.S. government obligations,
               market value of $10,513,800 .........                 10,303,000
                                                                  -------------
   Total Investments (cost $509,067,644): 100.8% ...                686,503,327
                                                                  -------------
   Other Assets and Liabilities, net: (0.8%) .......                 (5,400,174)
                                                                  -------------
   Net Assets: 100.0% ..............................              $ 681,103,153
                                                                  =============


*Non-income producing


                                       See Notes To Financial Statements       6

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of Operations

--------------------------------------------------------------------------------
For the Six-Month Period Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

Investment income:

    Income:

        Dividends ...........................   $  10,483,226

        Interest ............................         289,968

        Other ...............................         233,225
                                                 ------------
               Total investment income ......                      $ 11,006,419


    Expenses:

        Management fees                             4,701,668

        Service and distribution expenses

          Class A-II ........................         126,015

          Class B ...........................         130,943

          Class C ...........................          12,328
                                                 ------------
               Total expenses ...............                         4,970,954
                                                                  -------------
               Net investment income ........                         6,035,465


Realized and unrealized gain/(loss) on investments:

        Net realized gain ...................      31,324,546

        Net decrease in unrealized
           appreciation of investments
           during the period ................    (101,068,056)
                                                 ------------
               Net loss on investments ......                       (69,743,510)
                                                                  --------------
   Net decrease in net assets resulting from
       operations ...........................                     $ (63,708,045)
                                                                  ==============

7      See Notes To Financial Statements

                                         SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
For the Six-Month period Ended June 30, 2000 (unaudited) and the Year Ended
December 31, 1999
--------------------------------------------------------------------------------
Operations:                                                       June 30, 2000    December 31, 1999
     Net investment income ...................................   $     6,035,465    $    10,797,747

     Net realized gain from investment transactions ..........        31,324,546         95,269,313

     Net decrease in unrealized appreciation of investments ..      (101,068,056)      (192,785,631)
                                                                    -------------      -------------
          Net decrease in net assets resulting from operations       (63,708,045)       (86,718,571)

Distributions paid to investors:

     From net investment income:

       Class A-I .............................................        (4,871,723)        (9,902,948)

       Class A-II ............................................          (641,146)          (859,708)

       Class B ...............................................           (92,369)           (23,388)

       Class C ...............................................            (8,455)            (2,338)

     From net realized gain on investments:

       Class A-I .............................................              --          (69,722,826)

       Class A-II ............................................              --           (7,712,259)

       Class B ...............................................              --           (2,833,576)

       Class C ...............................................              --             (287,041)
                                                                 ---------------    ---------------
          Total distributions ................................        (5,613,693)       (91,344,084)


Capital share transactions:

     Increase from capital shares sold and reinvested ........       157,639,575        619,054,512

     Decrease from capital shares repurchased ................      (304,201,192)      (718,891,881)
                                                                 ---------------    ---------------
          Net decrease from capital share transactions .......      (146,561,617)       (99,837,369)
                                                                 ---------------    ---------------
          Total decrease in net assets .......................      (215,883,355)      (277,900,024)

Net assets:

     Beginning of year .......................................       896,986,508      1,174,886,532
                                                                 ---------------    ---------------
     End of year .............................................   $   681,103,153    $   896,986,508
                                                                 ===============    ===============

Net assets consist of:

     Shares of beneficial interests ..........................   $   457,813,468    $   604,374,600

     Undistributed net investment income .....................           462,276             40,989

     Undistributed net realized gain on sale of
      investment securities and option contracts .............        45,391,726         14,067,180

     Unrealized appreciation of investment securities ........       177,435,683        278,503,739
                                                                 ---------------    ---------------
                                                                 $   681,103,153    $   896,986,508
                                                                 ===============    ===============

                                                          See Notes To Financial Statements       8

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)

Note 1.

Significant Accounting Policies

SIFE Trust Fund (the "Trust Fund") is an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which had operated as a mutual fund since July 2, 1962. The Trust Fund is registered under the Investment Company Act of 1940, as amended.

The Trust Fund offers four classes of shares: Class A-I, Class A-II, Class B and Class C. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996; (ii) directors, employees and registered representatives of SIFE (the "Management Company") and the Trust Fund, and their immediate family members; and (iii) broker/dealers and certain other institutional purchasers. The offering of Class A-II shares began May 1, 1996 and the offering of Class B and C shares began May 1, 1997. Realized and unrealized gains or losses and investment income, net of management fees, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Each class of shares differs in its respective distribution expenses and certain other class-specific fees and expenses.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust Fund in the preparation of its financial statements.

Portfolio valuation:

Portfolio securities which are listed on a national stock exchange are valued at the closing price on the stock exchange on which they are primarily traded. If there has been no daily trading in a listed security, that security is valued at the last available closing price. Securities which are traded over-the-counter and for which closing prices are readily available (such as NASDAQ) are valued at the closing price. Other securities which are traded over-the-counter but for which closing prices are not readily available are valued at the closing bid price. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. Temporary investments in repurchase agreements are valued at cost.

Security transactions and related investment income:

Security transactions are accounted for on the day after trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to investors:

Distributions paid to investors are recorded on the ex-distribution date. Net investment income is distributed proportionately to each investor's account as of the last business day in February, May, August and December. Realized gains, net of losses, from securities held for more than one year are distributed annually as of the last business day in November. Realized gains, net of losses, from securities held for less than one year are distributed annually as of the last business day in December.

Income taxes:

The Trust Fund's policy is to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to its investors. Therefore, no provision for federal income taxes is recorded in the financial statements.

Covered call and put options:

The Trust Fund may write covered call options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered put options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. Options written by the Trust Fund normally will have expiration dates between three and nine months from the date written.

All call and put options written by the Trust Fund must be "covered." A call option will be considered covered if the Trust Fund, so long as it remains obligated as a writer, owns the securities underlying the options. A put option will be covered if the Trust Fund, so long as it remains obligated as a writer, maintains in a segregated account held by State Street Bank and Trust Company ("State Street Bank") as custodian of the Trust Fund, cash, U.S. Treasury Bills or high-grade short-term debt securities in an amount equal to or greater than the exercise price of the put option.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. When the Trust Fund writes an option, an amount equal to the premium received by the Trust Fund is recorded as an asset and equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price or in the absence of a sale, the last bid price on that day. If a written option expires on the stipulated expiration date or if the Trust Fund enters into

9   See Notes To Financial Statements

                                        SIFE TRUST FUND 2000  SEMIANNUAL  REPORT
--------------------------------------------------------------------------------

Notes to Financial  Statements (unaudited)

a closing purchase transaction, the Trust Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Trust Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost basis of the underlying security is reduced by the premium originally received.

Repurchase agreements:

The Trust Fund may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Trust Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements are intended to ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings and other uncertainties and expenses.


Note 2.

Affiliated Party Transactions - Agreements with SIFE
(the "Management Company")

The Management Company is the investment advisor, administrator, transfer agent, and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

Transfer agency agreement and administrative services agreement:

Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing fund accounting services. Effective March 24,1997 the Management Company, in turn, engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior investment advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

Investment advisory agreement:

The Trust  Fund has  entered  into an  investment  advisory  agreement  with the
Management Company. Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. During the six-month period ended June 30, 2000, management fees incurred by the Trust Fund totaled $4,701,668.

Distribution plan and underwriting agreement:

Pursuant to Rule 12b-l under the 1940 Act, the Management Company's Board of Directors has adopted separate distribution plans with respect to the Trust Fund's Class A-II, Class B and Class C shares, pursuant to which the Trust Fund reimburses the Management Company for a portion of its shareholder servicing and distribution expenses.

Under the Class A-II Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of up to 0.25% of the average daily net assets of the Trust Fund's Class A-II shares for expenditures incurred by the Management Company in providing services as principal underwriter to the Trust Fund for such shares. Under each of the Class B and Class C Plans, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Trust Fund's Class B and Class C shares for its expenditures incurred in providing services as principal underwriter for such shares, and may pay the Management Company a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Trust Fund's Class B and Class C shares, for the Management Company's expenditures incurred in servicing and maintaining shareholder accounts.

In its capacity as principal underwriter for the Trust Fund, the Management Company receives commissions of 2.5% to 5.0% on sales of the Trust Fund's Class A-I and Class A-II shares. No sales charge is assessed on purchases of $1,000,000 or more, purchases by directors, trustees, employees and registered representatives of the Management Company and the Trust Fund, and their immediate family members, as well as broker- dealers and certain other institutional purchasers.

Class B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the Class B shares purchased.

Class C shares are subject to an initial sales charge of 1.0%. Any shares redeemed prior to one year following the initial purchase are subject to a 1.0% CDSC.

Commissions are deducted from the gross proceeds received from the sale of investment shares, and as such are not expenses of the

                                          See Notes To Financial Statements   10

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)

Trust Fund.

Commissions retained by the Management Company totaled $16,656 for the six-month period ended June 30, 2000.

Certain officers and directors of the Trust Fund are also officers and directors of the Management Company. On June 30, 2000, the Management Company owned 469,682 Class A-I shares of the Trust Fund.


Note 3.

Unrealized Appreciation of Investments

On June 30, 2000, the net unrealized appreciation for all securities was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost ...........    $ 192,808,035

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value ...........      (15,372,352)
                                                                  -------------
Net unrealized appreciation ..................................    $ 177,435,683
                                                                  =============

The tax cost basis used in the above calculation is the same as that used for financial statement purposes.


Note 4.

Capital Share Transactions

The following is a summary of share transactions for the six-month  period ended
June 30, 2000 (unaudited) and the year ended December 31, 1999:
                                                       2000                            1999
                                         ------------------------------    ------------------------------
Class A-I                                     Shares          Amount           Shares           Amount
---------                                     ------          ------           ------           ------
Shares sold ..........................       1,775,218    $   8,718,399        4,440,235    $  26,929,517

Shares issued in connection with
        reinvestment of distributions          881,345        4,312,570       12,729,786       72,114,581
                                         -------------    -------------    -------------    -------------
                                             2,656,563       13,030,969       17,170,021       99,044,098

Shares repurchased ...................     (37,834,703)    (182,993,370)     (30,470,548)    (185,254,096)
                                         -------------    -------------    -------------    -------------
Net decrease .........................     (35,178,140)   $(169,962,401)     (l3,300,527)   $ (86,209,998)
                                         =============    =============    =============    =============


                                                       2000                            1999
                                         ------------------------------    ------------------------------
Class A-II                                    Shares          Amount           Shares           Amount
----------                                    ------          ------           ------           ------

Shares sold ..........................      29,170,402    $ 142,651,462       79,872,303    $ 502,078,483

Shares issued in connection with
        reinvestment of distributions          127,739          639,593        1,467,098        8,303,473
                                         -------------    -------------    -------------    -------------
                                            29,298,141      143,29l,055       8l,339,401      5l0,381,956


Shares repurchased ...................     (23,231,777)    (113,123,898)     (83,244,262)    (522,459,422)
                                         -------------    -------------    -------------    -------------
Net increase/(decrease) ..............       6,066,364    $  30,167,157       (l,904,861)   $ (12,077,466)
                                         =============    =============    =============    =============

See Notes To Financial Statements


                                                       2000                            1999
                                         ------------------------------    ------------------------------
Class B                                       Shares          Amount           Shares           Amount
-------                                       ------          ------           ------           ------

Shares sold ..........................         206,385       $1,00l,459          920,240    $   5,691,528

Shares issued is connection with
        reinvestment of distributions           15,318           73,210          460,054        2,594,233
                                         -------------    -------------    -------------    -------------
                                               221,703        1,074,669        1,380,294        8,285,761

Shares repurchased ...................      (1,384,204)      (6,721,698)      (1,658,790)     (10,117,214)
                                         -------------    -------------    -------------    -------------
Net decrease .........................      (1,162,501)   $  (5,647,029)        (278,496)   $  (l,831,453)
                                         =============    =============    =============    =============


                                                       2000                            1999
                                         ------------------------------    ------------------------------
Class C                                       Shares          Amount           Shares           Amount
-------                                       ------          ------           ------           ------

Shares sold ..........................          47,327    $     235,310          180,699    $   1,116,707

Shares issued in connection with
        reinvestment of distributions            1,551            7,572           40,643          225,990
                                         -------------    -------------    -------------    -------------
                                                48,878          242,882          221,342        1,342,697

Shares repurchased ...................        (276,186)      (1,362,226)        (174,969)      (1,061.149)
                                         -------------    -------------    -------------    -------------

Net (decrease)/increase ..............        (227,308)    $ (l,l19,344)          46,373    $     281,548
                                         =============    =============    =============    =============



Note 5.

Purchases and Sales of Securities

Purchases and sales of investment securities were $91,054,575 and $208,691,418, respectively for the six-month period ended June 30, 2000.


Note 6.

Concentration of Credit Risk

On June 30, 2000, approximately $563,431,590 (82.7% of net assets) of the Trust Fund's investments were in equities of financial institutions.


Note 7.

Financial Instruments

The Trust Fund may trade in financial instruments with off-balance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written covered call and put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. As of June 30, 2000 there were no covered call or put options outstanding.

11  See Notes To Financial Statements

                                                                                        SIFE TRUST FUND 2000 SEMI-ANUAL REPORT
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
                                                                                          Class A-I
                                                            ------------------------------------------------------------------
Years Ended, December 31                                        2000+         1999          1998          1997         1996
                                                            ------------------------------------------------------------------
Selected Per Share Data
      (For one share outstanding throughout each period):
   Net asset value, beginning of period .................   $      5.21  $      6.26  $       6.45  $       4.86  $      4.58
                                                            ------------------------------------------------------------------
   Income from investment operations:
      Net investment income .............................          0.04         0.07          0.07          0.08         0.09
      Net realized and unrealized
         gain (loss) on investments .....................         (0.40)       (0.56)         0.24          2.07         1.16
                                                            ------------------------------------------------------------------
            Total from investment operations ............         (0.36)       (0.49)         0.31          2.15         1.25
                                                            ------------------------------------------------------------------
   Less distributions to investors:
      Distributions from net investment income ..........         (0.04)       (0.07)        (0.07)        (0.08)       (0.09)
      Distributions from capital gains ..................       --             (0.49)        (0.43)        (0.48)       (0.88)
                                                            ------------------------------------------------------------------
            Total distributions .........................         (0.04)       (0.56)        (0.50)        (0.56)       (0.97)
                                                            ------------------------------------------------------------------
   Net asset value, end of  period ......................   $      4.81  $      5.21  $       6.26  $       6.45  $      4.86
                                                            ==================================================================
Total Return++ ..........................................          (6.9%)       (8.5%)         5.1%         44.8%        27.4%
                                                            ==================================================================

Ratios and Supplemental Data
   Net assets, end of period (in millions) ..............   $       546  $       775  $      1,015  $      1,049  $       769
                                                            ==================================================================
   Ratios to average net assets:
      Expenses ..........................................          1.25%        1.25%         1.25%         1.25%        1.20%
                                                            ==================================================================
      Net investment income .............................          1.70%        1.07%         1.04%         1.38%        1.82%
                                                            ==================================================================
   Portfolio turnover rate ..............................          22.0%        25.0%         31.0%         63.0%       140.2%
                                                            ==================================================================

                                                                         Class A-II
                                                         -------------------------------------------
Years Ended, December 31                                   2000+    1999     1998     1997     1996*
                                                         ---------------------------------------------
Selected Per Share Data
   (For one share outstanding throughout each period):
   Net asset value, beginning of period                   $5.21    $6.26    $6.46    $4.86    $4.73
                                                         ---------------------------------------------
Income from investment operations:
   Net investment income ................................  0.03     0.05     0.05     0.07     0.07
   Net realized and unrealized
      gain (loss) on investments ........................ (0.39)   (0.56)    0.23     2.07     1.01
                                                         ---------------------------------------------
         Total from investment operations ............... (0.36)   (0.51)    0.28     2.14     1.08
                                                         ---------------------------------------------
   Less distributions to investors:
      Distributions from net investment income .......... (0.03)   (0.05)   (0.05)   (0.06)   (0.07)
      Distributions from capital gains ..................    --    (0.49)   (0.43)   (0.48)   (0.88)
                                                         ---------------------------------------------
         Total distributions ............................ (0.03)   (0.54)   (0.48)   (0.54)   (0.95)
                                                         ---------------------------------------------
   Net asset value, end of period ....................... $4.82    $5.21    $6.26    $6.46    $4.86
                                                         =============================================
   Total Return++ .......................................  (6.9%)   (8.7%)    4.7%    44.6%    22.8%
                                                         =============================================
Ratios and Supplemental Data
   Net assets, end of period (in millions) ..............  $110      $87    $ 117    $  85    $  18
                                                         =============================================
   Ratios to average net assets:
       Expenses..........................................  1.50%    1.50%    1.50%    1.50%    1.48%
                                                         =============================================
       Net investment income ............................  1.40%    0.81%    0.79%    1.11%    1.77%
                                                         =============================================
   Portfolio turnover rate ..............................  22.0%    25.0%    31.0%    63.0%   140.2%
                                                         =============================================

                                                                       Class  B                          Class C
                                                         ---------------------------------   ----------------------------------
Years Ended, December 31                                   2000+    1999     1998   1997**    2000+   1999      1998     1997**
                                                         ----------------------------------------------------------------------
Selected Per Share Data
   (For one share outstanding throughout each period):
   Net asset value, beginning of period                   $5.21     $6.26   $6.45   $5.41    $5.20    $6.24    $6.46    $5.41
                                                         ----------------------------------------------------------------------
Income from investment operations:
   Net investment income ................................  0.02       --       --    0.01     0.02       --       --     0.01
   Net realized and unrealized
      gain (loss) on investments ........................ (0.41)    (0.56)   0.24    1.53    (0.41)   (0.55)    0.21     1.54
                                                         ----------------------------------------------------------------------
         Total from investment operations ............... (0.39)    (0.56)   0.24    1.54    (0.39)   (0.55)    0.21     1.55
                                                         ----------------------------------------------------------------------
   Less distributions to investors:
      Distributions from net investment income .......... (0.02)      --       --   (0.02)   (0.02)      --       --    (0.02)
      Distributions from capital gains ..................    --     (0.49)  (0.43)  (0.48)      --    (0.49)   (0.43)   (0.48)
                                                         ----------------------------------------------------------------------
         Total distributions ............................ (0.02)    (0.49)  (0.43)  (0.50)   (0.02)   (0.49)   (0.43)   (0.50)
                                                         ----------------------------------------------------------------------
   Net asset value, end of period ....................... $4.80     $5.21   $6.26   $6.45    $4.79    $5.20    $6.24    $6.46
                                                         ======================================================================
Total Return++ ..........................................  (7.5%)    (9.4%)   4.1%   28.9%    (7.5%)   (9.3%)    3.6%    29.1%
                                                         ======================================================================
Ratios and Supplemental Data
   Net assets, end of period (in millions) .............. $  23       $31     $39     $16       $2       $3       $4       $1
                                                         ======================================================================
   Ratios to average net assets:
       Expenses..........................................  2.25%     2.25%   2.25%   2.22%    2.25%    2.25%    2.25%    2.25%
                                                         ======================================================================
       Net investment income ............................  0.70%     0.06%   0.00%   0.30%    0.60%    0.06%    0.00%    0.30%
                                                         ======================================================================
   Portfolio turnover rate ..............................  22.0%     25.0%   31.0%   63.0%    22.0%    25.0%    31.0%    63.0%
                                                         ======================================================================

    *    For the period May 1, 1996 (commencement of operations) to December 31, 1996.
    **   For the period May 1, 1997 (commencement of operations) to December 31, 1997.
    +    For the six-month period ended June 30, 2000 (unaudited).
    ++   Sales loads are not reflected in total return.

                                                                                          See Notes To Financial Statements  12

SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

SIFE Trust Fund Performance (unaudited)
------------------------------------------------------

Average Annual Compounded Total Return

years   min. load 0%   max. load 5%  S & P 500 Index

  1      -17.80%         -21.91%           7.25%
  5       14.46%          13.29%          23.80%
 10       16.05%          15.46%          17.80%



                              SIFE Trust Fund's Investment Portfolio (unaudited)
                              --------------------------------------------------
                                                           (as of June 30, 2000)

                                                   PIE CHART OMITTED


                                                    Financial Institutions 82.7%
                                                                 Brokerages 8.4%
                                                              Miscellaneous 6.2%
                                                                  Insurance 1.9%
                                                      Repurchase Agreements 1.5%



Comparison to the S & P 500 Index (unaudited)
--------------------------------------------------------------------------------
                                                           (as of June 30, 2000)



                      GRAPH OMITTED PLEASE SUPPLY FIGURES



                                         *Average Annual Compounded Total Return



The above chart represents a hypothetical illustration comparing a $9,500 investment and a $10,000 investment made in SIFE Trust Fund on June 30, 1990 to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains.

The above graph represents a hypothetical illustration comparing a $9,500 investment made in SIFE Trust Fund on June 30, 1990 ($9,500 represents a $10,000 investment with the maximum sales charge deducted) to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains. The Standard and Poor's 500 Index is an unmanaged value-weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

Please be aware that the return information in the chart and graph for SIFE Trust Fund includes operating expenses (such as management fees) that reduce returns, while the return for the Standard and Poor's 500 Composite Price Index does not.

Performance data quoted represents past performance and does not predict future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data is quoted for Class A-I only (performance for other classes will vary due to differences in fee structures) and does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, returns after the date of this report may be substantially more or less than those shown.

SIFE Trust Fund is a sector fund and as such may exhibit higher volatility than the overall stock market. Please refer to the prospectus for a complete disclosure of the risks associated with the financial services sector, as well as the expenses, investment objectives, and operating policies of the SIFE Trust Fund. You should read the prospectus carefully before investing in any fund, For a free copy of the SIFE Trust Fund's prospectus, please call (800) 524-7433.

13   See Notes To Financial Statements

                                         SIFE TRUST FUND 2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

SIFE Trust Fund's Top Ten Holdings (as a percentage of net assets)
                                                (as of June 30,2000) (unaudited)
--------------------------------------------------------------------------------
    FleetBoston Financial Corp.      6.4%   Citigroup Inc.                  3.8%
--------------------------------------------------------------------------------
    Mellon Financial Corporation     6.0%   Firstar Corporation             3.3%
--------------------------------------------------------------------------------
    Chase Manhattan Corp.            5.6%   Bank of New York Company, Inc.  3.1%
--------------------------------------------------------------------------------
    Wells Fargo & Company            4.7%   Wachovia Corporation            3.0%
--------------------------------------------------------------------------------
    Comerica lncorporated            4.1%   SunTrust Banks, Inc.            2.8%
--------------------------------------------------------------------------------

Officers And Trustees of the SIFE Trust Fund
----------------------------------------------------------------------------------------------
Haig G. Mardikian*                      Charles W. Froehlich, Jr.       Diane Howard Belding
Chairman of the Board and Trustee       Secretary and Trustee           Trustee

Walter S. Newman*                       John A. Meany*                  Gary A. Isaacson
Vice Chairman of the Board and Trustee  Trustee                         Treasurer

Sam A. Marchese                         Neil L. Diver*
President and Trustee                   Trustee                         *Independent Trustees


Officers And Directors of SIFE (the "Management Company")
----------------------------------------------------------------------------------------------
Sam A. Marchese                         Gary A. Isaacson                Sharon E. Tudisco
Chairman of the Board and Director      Chief Financial Officer         Director

John P. King                            Charles W. Froehlich, Jr.       Diane Howard Belding
President and Chief Executive Officer   Secretary and Director          Director

Michael J. Stead
Chief Investment Officer and Director


Custodian
-------------------------------------
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agent
-------------------------------------
Boston Financial Data Services
P.O. Box 8244
Boston, MA 02266


Legal Counsel
-------------------------------------
Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104


Independent Auditors
-------------------------------------
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Additional SIFE Trust Fund Services
--------------------------------------------------------------------------------

SIFE Trust Fund provides continuing individual services to the Investor, including assistance for changes of beneficiary, assignments, collateral bank loans, redemptions and the purchase of additional fund shares. SIFE service representatives are prepared to assist you in establishing retirement accounts, including IRA's, IRA-SEP's, SIMPLE IRA's, Roth IRA's, Education IRA's and
Section 403 (b) (7) accounts.

Inquiries concerning any of SIFE Trust Fund's services may be directed to your representative or the home office. For the convenience of Investors, you may call toll free (800)231-0356 or (925) 988-2400 if you have a need for information or service. For the current share price, SIFE Trust Fund has a 24 hour toll-free number: (800) 553-7433.

This report and the financial statements contained herein are provided for the general information of the shareholders of SIFE Trust Fund. This report is not authorized for distribution to prospective investors in SIFE Trust Fund unless preceded or accompanied by an effective prospectus.


                                         See Notes To  Financial Statements   14

SIFE                                                                Presorted
-----                                                              First Class
Selected Investments in Financial Equities                         U.S. Postage
                                                                       PAID
                                                                        GMS
100 North Wiget Lane, P.O. Box 9007
Walnut Creek, CA  94598-0907





SIFE

100 North Wiget Lane, P.O. Box 9007
Walnut Creek, CA  94598-0907
Phone (800) 231-0356/fax  (925) 943-1743
Website: www.sife.com
Ticker Symbol: SIFEX

@2000 SIFE Trust Fund